SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 17, 1998

                              MERCHANTS GROUP, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                           1-9640                         16-1280763
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                  (I.R.S. Employer
  of incorporation)               File Number)              Identification No.)


          250 Main Street, Buffalo, New York          14202
------------------------------------------------------------------------------
       (Address of principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code (716) 849-3333
                                                     ---------------


                         This document contains 5 pages.

                     The Exhibit Index is located on Page 4.

Item 5.           Other Events

                On June 17, 1998, the Registrant issued the press release attached hereto as Exhibit 99, which is incorporated herein by this reference.

                                SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:  June 23, 1998                               MERCHANTS GROUP, INC.


                                                   By: s/BRENT D. BAIRD
                                                         Brent D. Baird
                                                         Director, President

                               EXHIBIT INDEX


Exhibit No.     Description                          Sequentially Numbered Page

    99          Press Release dated June 17, 1998              5

                               PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:          Brent D. Baird
                  President - Merchants Group, Inc.
                  (716) 849-1484


     BUFFALO, N.Y., June 17, 1998 - MERCHANTS GROUP, INC. (AMEX- MGP) announced today that Merchants Mutual Insurance Company ("Mutual") has filed with the Securities and Exchange Commission Amendment No. 1 (the "Amendment") to the
Schedule 13D which Mutual previously filed with the Securities and Exchange Commission on March 31, 1998. The Amendment recites the fact that, beginning in early June, 1998, representatives of the Company and Mutual have had preliminary discussions regarding the possible terms and conditions upon which Mutual might offer to purchase all of the stock of the Company. The discussions included a possible purchase price, the status of Mutual's efforts to secure the financing for such a purchase, the legal and regulatory conditions that would have to be satisfied in order for such a purchase to be consummated, the changes, if any, that might be made to the termination provisions of the Management Agreement between the Company, Mutual and Merchants Insurance Company of New Hampshire, Inc. ("MNH") and other terms of a potential offer. As the Amendment further states, Mutual has not presented an offer to the Company and there can be no assurance that Mutual will present an offer to the Company or whether such an offer would be accepted or as to whether Mutual would be able to secure the financing and regulatory approvals necessary to complete any such offer, if made and accepted. Mutual advised the Company that Mutual continues to work diligently on financing alternatives and has committed to keep the Company apprised of its efforts. Mutual reported in the Amendment that it believes that in the event that it were to make an offer it should be able to obtain the financing and regulatory approvals necessary to acquire the Company, provided that the purchase price is no higher than the market price of the Company's common stock as of the date of the Amendment.

     The Company, through its wholly-owned subsidiary MNH, offers property and casualty insurance through independent agents to preferred risk individuals and businesses in the northeast United States. The Company is headquartered in Buffalo, New York.